Lease prepayments	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Lease prepayments
21	Lease prepayments

Lease prepayments relate to the Group’s land use rights. In 2018, the amount of amortisation charged to consolidated income statement was RMB92 million (2017: RMB78 million; 2016: RMB75 million).

A majority of the Group’s properties are located in the PRC. The Group was formally granted the rights to use certain parcels of land in Guangzhou, Shenzhen, Zhuhai, Beihai, Changsha, Shantou, Haikou, Zhengzhou, Jilin, Guiyang and other PRC cities by the relevant PRC authorities for periods of 30 to 70 years, which expire between 2020 and 2073.

As at December 31, 2018 and up to the date of approval of these financial statements, the Group is in the process of applying for land use right certificates in respect of certain land used by the Group. As at December 31, 2018, carrying value of such land use rights of the Group amounted to RMB922 million (December 31, 2017: RMB827 million). The Directors of the Company are of the opinion that the use of and the conduct of operating activities at the land referred to above are not affected by the fact that the Group has not yet obtained the relevant land use right certificates.

As at December 31, 2018, certain land use rights of the Group with an aggregate carrying value of approximately RMB88 million (December 31, 2017: RMB90 million) were mortgaged for certain bank borrowings (Note 36(a)(ii)).